                                                                      EX-99.B(m)

                                   APPENDIX A

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Funds Trust                                                           Maximum
Funds and Share Classes                                           Rule 12b-1 Fee
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1.  Asset Allocation Fund
      Class B                                                          0.75
      Class C                                                          0.75
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2.  California Limited Term Tax-Free Fund
      Class C                                                          0.75
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3.  California Tax-Free Fund
      Class B                                                          0.75
      Class C                                                          0.75
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4.  Colorado Tax-Free Fund
      Class B                                                          0.75
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5.  Diversified Equity Fund
      Class B                                                          0.75
      Class C                                                          0.75
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6.  Equity Income Fund
      Class B                                                          0.75
      Class C                                                          0.75
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7.  Equity Index Fund
      Class B                                                          0.75
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8.  Equity Value Fund
      Class B                                                          0.75
      Class C                                                          0.75
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9.  Growth Balanced Fund
      Class B                                                          0.75
      Class C                                                          0.75
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10. Growth Equity Fund
      Class B                                                          0.75
      Class C                                                          0.75
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11. Growth Fund
      Class B                                                          0.75
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12. High Yield Bond Fund
      Class B                                                          0.75
      Class C                                                          0.75
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13. Income Fund
      Class B                                                          0.75
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14. Income Plus Fund
      Class B                                                          0.75
      Class C                                                          0.75
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15. Index Allocation Fund
      Class B                                                          0.75
      Class C                                                          0.75

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                                      A-1

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16. Intermediate Government Income Fund
      Class B                                                          0.75
      Class C                                                          0.75
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17. International Equity Fund
      Class B                                                          0.75
      Class C                                                          0.75
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18. Large Cap Appreciation Fund
      Class B                                                          0.75
      Class C                                                          0.75
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19. Large Cap Value Fund
      Class B                                                          0.75
      Class C                                                          0.75
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20. Large Company Growth Fund
      Class B                                                          0.75
      Class C                                                          0.75
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21. Limited Term Government Income Fund
      Class B                                                          0.75
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22. Liquidity Reserve Money Market Fund
      Investor Class                                                   0.25
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23. Mid Cap Growth Fund
      Class B                                                          0.75
      Class C                                                          0.75
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24. Minnesota Tax-Free Fund
      Class B                                                          0.75
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25. Money Market Fund
      Class B                                                          0.75
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26. National Tax-Free Fund
      Class B                                                          0.75
      Class C                                                          0.75
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27. Outlook Today Fund
      Class B                                                          0.75
      Class C                                                          0.75
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28. Outlook 2010 Fund
      Class B                                                          0.75
      Class C                                                          0.75
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29. Outlook 2020 Fund
      Class B                                                          0.75
      Class C                                                          0.75
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30. Outlook 2030 Fund                                                  0.75
      Class B                                                          0.75
      Class C
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31. Outlook 2040 Fund
      Class B                                                          0.75
      Class C                                                          0.75
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32. Overland Express Sweep Fund                                        0.30
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                                      A-2

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 33. SIFE Specialized Financial Services Fund
       Class B                                                        0.75
       Class C                                                        0.75
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 34. Small Cap Growth Fund
       Class B                                                        0.75
       Class C                                                        0.75
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 35. Small Company Value Fund
       Class B                                                        0.75
       Class C                                                        0.75
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 36. Specialized Health Sciences Fund
       Class B                                                        0.75
       Class C                                                        0.75
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 37. Specialized Technology Fund
       Class B                                                        0.75
       Class C                                                        0.75
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 38. Stable Income Fund
       Class B                                                        0.75
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 39. WealthBuilder Growth and Income Portfolio                        0.75
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 40. WealthBuilder Growth Balanced Portfolio                          0.75
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 41. WealthBuilder Growth Portfolio                                   0.75
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Approved by the Board of Trustees: March 26, 1999, as amended on May 9, 2000,
July 25, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November 6, 2001,
February 5, 2002, May 7, 2002 and August 6, 2002.

Most recent annual approval date: August 6, 2002.

                                       A-3